UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Rule 14a-1

THE PRIVATE SHARES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

THE PRIVATE SHARES FUND
88 Pine Street, Suite 3101
New York, NY 10005
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
August 11, 2023
Dear Shareholder,
On Tuesday, September 12, 2023, The Private Shares Fund (the “Fund”) will hold a Special Meeting of Shareholders (the “Special Meeting”) at the office of Liberty Street Advisors, Inc., 88 Pine Street, Suite 3101 New York, NY 10005 at 10:00 a.m. Eastern time.
We are holding the Special Meeting to consider and vote upon a proposal to elect the following nominees to serve as trustees on the Board of Trustees of the Fund:
•
Robert Boulware

•
Daniel A. Doyle

•
Herb W. Morgan

•
Mark Radcliffe

•
Timothy Reick

Only shareholders of record who owned shares at the close of business on August 7, 2023 are entitled to vote their shares at the Special Meeting or any adjournment or postponement thereof. You may vote at the Special Meeting or by authorizing a proxy by telephone, on the internet or by mail in accordance with the instructions provided in the proxy card. The proxy statement and proxy card will be provided to shareholders on or about August 15, 2023.
By Order of the Board of Trustees,
/s/ Kevin Moss

Kevin Moss
President
It is important that your shares be represented and voted at the Special Meeting, whether or not you attend the Special Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the internet by following the instructions on the enclosed proxy card. If you attend the Special Meeting, you may withdraw your proxy and vote at the Special Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 12, 2023:
The proxy statement is available at https://vote.proxyonline.com/pvtshares/docs/2023meeting.pdf.

i

THE PRIVATE SHARES FUND
88 Pine Street, Suite 3101
New York, NY 10005
SPECIAL MEETING OF SHAREHOLDERS
To Be Held On September 12, 2023
PROXY STATEMENT
IMPORTANT INFORMATION
TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
We encourage you to read the full text of the enclosed proxy statement. However, we thought it would be helpful to provide brief answers to some questions.
Why is a Special Meeting of Shareholders being held?
The Board of Trustees (the “Trustees” or the “Board”) of The Private Shares Fund (the “Fund”) has called for a special meeting of shareholders (the “Special Meeting”) to elect members to the Board of the Fund. You are being asked to vote on the proposal to elect the nominees as discussed in this proxy statement to the Board (the “Proposal”). This proxy statement contains information relevant to your consideration of the Proposal.
What is the date of the Special Meeting and where will it be held?
The Special Meeting will be held at the office of Liberty Street Advisors, Inc., 88 Pine Street, Suite 3101 New York, NY 10005 on Tuesday, September 12, 2023 and commence at 10:00 a.m. Eastern time. This proxy statement and the accompanying materials are being provided to shareholders of record described below on or about August 15, 2023.
What are the reasons for and advantages of the Proposal?
The Fund is expected to benefit from a larger number of board members. Each board member provides additional perspective and experience that can help the Fund’s investment adviser, Liberty Street Advisors, Inc. (the “Investment Adviser” or “LSA”), navigate the growing complexities associated with managing a registered fund, including governance, regulatory and risk management matters.
Has the Board approved the Proposal?
Yes. The Board has approved the Proposal to elect members to the Board of the Fund and unanimously recommends that you vote “FOR” each of the nominees.
What will happen if the Proposal is not approved by shareholders?
If there are not enough votes by shareholders of the Fund to approve the Proposal by the time of the Special Meeting, the meeting may be adjourned or postponed to permit further solicitation of proxy votes.
Who is entitled to vote at the Special Meeting?
Only shareholders of record as of the close of business on August 7, 2023, which we refer to as the “Record Date,” are entitled to notice of, to attend and to vote at, the Special Meeting and any postponements or adjournments thereof.
Who will pay the costs associated with obtaining shareholder approval of the Proposal?
The Board has determined that the expenses associated with obtaining shareholder approval of the Proposal, including printing and mailing of this proxy statement and solicitation of proxies, are appropriate expenses for the Fund to incur. Accordingly, the Fund will bear these costs. EQ Fund Solutions, LLC (the

“Solicitor”) has been retained by the Fund to assist in the solicitation of proxies at an estimated cost of $50,000 plus the reimbursement of Solicitor’s reasonable out-of-pocket expenses.
How many votes do I have?
Shareholders are entitled to one vote per share and to a proportionate fractional vote for each fractional share of Class A, Class L and Class I share of the Fund that you own on the Record Date. All Classes will vote together as one class with respect to the Proposal.
How may I vote?
You may vote at the Special Meeting or by authorizing a proxy by telephone, on the internet or by mail in accordance with the instructions provided below. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting. The legal proxy must be received by 11:59 p.m., Eastern time, on September 7, 2023.
Your vote is important. By authorizing a proxy promptly, the expense of a second mailing or additional solicitations by other means, including, in person and by telephone, facsimile and email, will be avoided.
You may authorize your proxy:
•
By internet (log on to the internet site listed on your proxy card)

•
By telephone (call the toll free number listed on your proxy card)

•
By mail (using the enclosed postage prepaid envelope). Please allow sufficient time for your proxy card to be timely received prior to 11:59 p.m., Eastern time, on September 7, 2023.

•
At the shareholder meeting.   Shareholders of record as of August 7, 2023 will be able to attend and participate in the shareholder meeting in person or by telephone. Please see instructions below. Even if you plan to attend the shareholder meeting, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the shareholder meeting.

Shares represented by valid proxies will be voted at the Special Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” the Proposal.
The Board does not intend to present, and has no information indicating that others will present, any business at the Special Meeting, other than as set forth in this proxy statement. However, if other matters requiring the vote of shareholders come before the Special Meeting, the persons named as proxies will vote your shares in such manner as they may determine in their discretion.
How can I change my vote or revoke a proxy?
You may revoke your proxy and change your vote any time before voting occurs at the Special Meeting. You may change your vote using the internet or telephone methods described herein, prior to 11:59 p.m., Eastern time, on September 7, 2023, in which case only your latest internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date, or by attending and voting at the Special Meeting. However, your attendance at the Special Meeting will not automatically revoke your proxy, unless you properly vote at the Special Meeting, or specifically request that your prior proxy be revoked by delivering, prior to the time at which voting occurs at the Special Meeting, a written notice of revocation to the Solicitor at the following address: EQ Fund Solutions, LLC, Attention: The Private Shares Fund, 48 Wall Street, 22nd Floor, New York, NY 10005. If you hold Fund shares through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.
Will my vote make a difference?
Yes. Your vote is needed to ensure the Proposal can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and will save significant additional expenses associated with soliciting shareholder votes.

What constitutes a “quorum”?
The presence in person or by proxy of the holders of one third of the Fund’s shares entitled to vote on any matter at the Special Meeting will constitute a quorum for the transaction of business.
Abstentions and broker non-votes, as discussed below, will be included when determining the presence of a quorum.
If a quorum is not present or the Fund wishes to solicit additional votes, the Fund may adjourn the Special Meeting to a date not more than 180 days after the Record Date without further notice, other than announcement at the Special Meeting, to solicit additional proxies. The persons named as proxies will vote those proxies “FOR” such adjournment absent contrary instructions. Any business that might have been transacted at the Special Meeting as originally noticed may be transacted at any adjourned meetings at which a quorum is present.
What vote is required to approve the Proposal?
Shareholders are entitled to cast one vote for each share held and fractional votes for each fractional share held. Because the proposal is at the Fund level, shareholders of Class A, Class I and Class L shares of the Fund will vote together as a single class. The qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote at the Special Meeting at which a quorum is present, up to the number of Trustees to be elected at such meeting, shall be elected.
Shareholders of Record
If you are a shareholder of record, your properly executed proxy received prior to 11:59 p.m., Eastern time, on September 7, 2023, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then the persons named as proxies will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement. With respect to any other business that may be properly presented for a vote at the Special Meeting, the persons named as proxies will vote your shares in such manner as they may determine in their discretion.
Broker-controlled shares
If you are a beneficial owner of Fund shares held by a broker or other custodian, you may instruct the broker or other custodian that holds your shares as to how to vote your shares via the voting instruction form included with this proxy statement. All voting instruction forms timely received by the broker or other custodian that holds your shares, and not duly revoked, will be voted in accordance with the instructions marked thereon.
A broker-dealer that is a member of the New York Stock Exchange (“NYSE”) that holds shares of a Fund in “street name” and has not received voting instructions from a client prior to the date specified in the broker-dealer’s request for voting instructions is permitted under the rules of the NYSE to vote the shares on uncontested matters that are considered to be “routine,” but is not permitted to vote the shares on “non-routine” matters. The Proposal to elect members to the Board of the Fund is considered a routine matter. As a result, there will be no broker non-votes at the Special Meeting.
As previously noted, please be aware if your shares are held through a financial intermediary, and you wish to vote at the Special Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting.
What does it mean if I receive more than one proxy card?
Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your shareholder accounts in the future, you should call us at (855) 551-5510. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a shareholder.
Only one proxy statement will be delivered to multiple shareholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the proxy statement to a shareholder at a shared address to which a single proxy statement was delivered. Requests for a separate proxy statement, and notifications to the Fund that a shareholder wishes to receive separate copies in the future, should be made in writing to the Fund at UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212 or by calling toll-free (855) 551-5510. Multiple shareholders who are sharing an address and currently receiving multiple proxy statements may request to receive only one copy of such proxy statement by calling toll-free (855) 551-5510.

PROPOSAL — TO ELECT BOARD MEMBERS
The purpose of the Proposal is to elect members to the Board of the Fund. You are being asked to vote for the election of members to the Board of the Fund.
It is intended that the enclosed proxy card will be voted for all nominees (the “nominees”) listed below for the Board unless a proxy contains specific instructions to the contrary. If elected by shareholders, each nominee’s terms in office will commence immediately upon election, and will continue until his or her resignation, death or disability, or until his or her successor is elected and qualified.
Each nominee has consented to serve on the Board if elected by shareholders. If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by the Board.
Pertinent information about each of the nominees, including information relating to the experience, attributes and skills relevant to the nominee’s qualifications to serve on the Board, is set forth in Exhibit A to this proxy statement. The following is a list of the nominees standing for election to the Board.
Independent Trustee Nominees(1)
Robert J. Boulware*
Daniel A. Doyle
Herb W. Morgan
Mark Radcliffe*
Interested Trustee Nominee(2)
Timothy Reick

*
Currently serving as a board member for this Fund.

(1)
The term Independent Board Member nominee refers to a board member nominee who is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”). Such Independent Trustee nominees do not have any affiliation with the Investment Adviser or any of its affiliated entities.

(2)
The term Interested Trustee nominee refers to a board member nominee who is an “interested person” of the Fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the Investment Adviser or its affiliated entities.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.
Composition of Board of Trustees, Leadership Structure and Role in Risk Oversight
To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Trustees are Independent Trustees. However, if each nominee is elected by shareholders, the Board would be comprised of four Independent Trustees and one Interested Trustee. The Independent Trustees have designated Robert Boulware as the lead Independent Trustee and Chairman of the Board of Trustees, who will chair meetings or executive sessions of the Independent Trustees, review and comment on Board of Trustee’s meeting agendas, represent the views of the Independent Trustees to management and facilitate communication among the Independent Trustees. The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the Fund’s investment objective and policies, the small size of the Board and the Fund’s relatively small initial capitalization, as well as the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships. This determination was made after careful consideration by the Independent Trustees and reflects the unanimous determination of the Independent Trustees. The Board plays an active role in the risk oversight of the Fund and receives risk oversight reports from the

Fund’s investment adviser and compliance reports from the Fund’s Chief Compliance Officer no less frequently than quarterly. The Board held four meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2022.
Board committees and membership
Audit Committee
The Board has formed an Audit Committee. The Audit Committee held four meetings during the fiscal year ended December 31, 2022. The purposes of the Audit Committee are to (i) assist the Board in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) assist the Board in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and (iii) select, oversee and set the compensation of the Fund’s independent auditor, KPMG LLP (“KPMG” or the “Auditor”) and to act as liaison between the Auditor and the Board.
The Audit Committee currently consists of each of the Fund’s Independent Trustees and shall always be composed entirely of Independent Trustees. Robert Boulware has been designated as the lead member of the Audit Committee for purposes of interacting with the Fund’s independent auditor.
The Audit Committee acts according to its Audit Committee charter, a copy of which is attached hereto as Appendix A.
Nominating and Governance Committee
The Board has formed a Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2022. The Nominating and Governance Committee has the responsibility and power to (i) identify individuals qualified to become Trustees and recommend to the Board the candidates for all positions to be filled by the Board or by the shareholders of the Fund; (ii) recommend to the Board candidates for membership on committees thereof; (iii) develop and recommend to the Board guidelines for effective corporate governance; and (iv) lead the Board in its annual review of the Board’s performance. The Nominating and Governance Committee consists of each of the Fund’s Independent Trustees. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Trustees.
The Nominating and Governance Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating and Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.
The Nominating and Governance Committee, all of whom are Independent Trustees, weighed criteria for trustee candidates, identified persons meeting those criteria, vetted such persons and met and recommended to the Board the nomination of the candidates for Independent Trustee. With respect to the interested

Trustee candidate, the Nominating and Governance Committee received a recommendation from the Investment Adviser and following a vetting process recommended to the Board the nomination of the candidates for Interested Trustee.
The Nominating and Governance Committee acts according to its Nominating and Governance Committee charter, a copy of which is attached hereto as Appendix B.
Valuation Committee
The Board of Trustees has formed a Valuation Committee. The Valuation Committee held twelve meetings during the fiscal year ended December 31, 2022. The Valuation Committee oversees the implementation of the Fund’s valuation procedures, as approved by the Board and revised from time to time (the “Valuation Procedures”). Mr. Radcliffe serves as Chair of the Valuation Committee. The Board has delegated to the Valuation Committee the responsibility of overseeing the material aspects of the Fund’s Valuation Procedures as well as the Fund’s compliance with respect to the valuation of its assets under the 1940 Act. Pursuant to Rule 2a-5 under the 1940 Act, the Valuation Committee has designated the Investment Adviser to perform the day-to-day responsibility for determining the fair value of the Fund’s assets as Valuation Designee. The Valuation’s Committee’s membership shall consist of all of the Independent Trustees. The Valuation Committee meets as frequently as circumstances dictate, but in no event less often than quarterly.
All actions taken by a committee of the Board will be recorded and reported to the full Board at its next meeting following such actions.
Board member Compensation and Fund Ownership
Compensation paid to each Independent Trustee for the Fund he oversees as a Board member, during the most recent fiscal year for the Fund, is set forth in Exhibit B to this proxy statement. The value of Fund shares owned by each Trustee or nominee in the Fund as of August 7, 2023, is also set forth in Exhibit B to this proxy statement. No compensation is paid by the Fund to any Board member who is affiliated with the Investment Adviser. No pension or retirement benefits are accrued to any nominee as part of Fund expenses. The Independent Trustees, including the independent trustee nominees, do not own any interest in the Investment Adviser or any of its affiliates.
Other Officers
Set forth in Exhibit C to this proxy statement are the executive officers of the Fund as of the date of this proxy statement. Each officer listed was appointed and each will hold office until his resignation, removal or retirement, or until a successor is duly elected and qualified.
No officer, director or employee of the Investment Adviser receives any remuneration from the Fund.
Board Correspondence
The Fund does not hold annual meetings of shareholders and, therefore, does not have a policy with regard to Board member attendance at such meetings. If a shareholder wishes to send a communication to the Board, or to a specified Board member, the communication should be submitted in writing to the Fund at 88 Pine Street, Suite 3101, New York, NY 10005, which will be forwarded to the applicable Board member(s).

ADDITIONAL INFORMATION ABOUT THE FUND
Other Business
The Board is not aware of any other matters that will be presented for action at the Special Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, proxies will be voted in the discretion of the persons named in the proxy card.
Investment Adviser, Administrator and Principal Underwriter
Set forth below are the names and addresses of the Fund’s investment adviser, administrator and distributor as of the date of this proxy statement:
INVESTMENT ADVISOR	ADMINISTRATOR	PRINCIPAL UNDERWRITER
Liberty Street Advisors, Inc. 88 Pine Street, Suite 3101 New York, NY 10005	UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212	Foreside Financial Group, LLC (dba ACA Group) Three Canal Plaza, Suite 100, Portland, ME 04101
Annual and Semiannual Reports
Copies of the Fund’s audited financial statements for the most recent fiscal year and most recent annual report and semi-annual report are available at our website at www.privatesharesfund.com or without charge upon request by calling us at (855) 551-5510. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.
Total Shares Outstanding
The outstanding shares and classes of the Fund as of the Record Date are set forth in Exhibit D to this proxy statement.
Principal Shareholders
Fund shareholders of record and/or beneficial owners who, as of August 7, 2023, to the Fund’s knowledge, owned 5% or more of the Fund’s shares are set forth in Exhibit E to this proxy statement.
As of August 7, 2023, the officers and trustees of the Fund, owned beneficially or of record less than 1% of the outstanding shares of the Fund.
Independent Auditor and Related Fees
The Audit Committee has selected and recommended, and the Board, including a majority of the Independent Trustees, has approved, the selection of KPMG to act as independent registered public accountant for the Fund under its oversight for the current fiscal year.
Representatives of KPMG are not expected to be present at the Special Meeting. Representatives of KPMG will be given the opportunity to make statements at the Special Meeting, if they so desire.
Information concerning the audit fees, audit-related fees, tax fees and all other fees paid to KPMG by the Fund for the Fund’s last two fiscal years is contained in Exhibit F.
The Audit Committee charter includes pre-approval policies and procedures that, subject to certain exceptions set forth in the charter, require all audit, audit-related, tax and other services provided by the Auditor be pre-approved by the Audit Committee. A copy of the Audit Committee chart is attached hereto as Appendix A. For the Fund’s fiscal years ended December 31, 2021 and December 31, 2022, non-audit fees represented approximately 5.1% and 5.3% of the total fees pre-approved by the Audit Committee, respectively.

Audit Committee Report
The Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with the Auditor, to discuss the financial statements.
The Audit Committee received the written disclosures and the letter(s) from the Auditor required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the Auditor’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of Auditor regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and Auditor’s report, the members of the Audit Committee discussed with a representative of Auditor, Auditor’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission (“SEC”).
Based on its review and discussions with management and Auditor, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2022, for filing with the SEC.
PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A
THE PRIVATE SHARES FUND
AUDIT COMMITTEE CHARTER
1.
The audit committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of The Private Shares Fund (the “Fund”) shall be composed entirely of independent trustees, which term shall mean each trustee of the Board (“Trustee”) (i) who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Trustee or member of the Audit Committee). Each Trustee serving on the Audit Committee shall have no relationship to the Fund or its investment adviser (the “Adviser”) that may interfere with the exercise of independence from management and the Fund. Membership of the Audit Committee shall be determined by the full Board from time to time at its sole discretion, based on the recommendation of the Nomination and Governance Committee.

The Board shall determine whether the Audit Committee has at least one member who is an “audit committee financial expert” (“ACFE”), as such term is defined in the rules adopted by the Securities and Exchange Commission (the “SEC”) to implement Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Audit Committee, nor does it decrease the duties and obligations of other Audit Committee members or the Board.
2.
The Audit Committee shall meet at least quarterly and is empowered to hold special meetings as circumstances require. Any independent Trustee may call a special meeting of the Audit Committee by written notice to the other member(s) of the Audit Committee at least ten (10) days prior to any such meeting.

3.
The purposes of the Audit Committee are to:

(a)
assist the Board in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)
assist the Board in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof;

(c)
select, oversee and set the compensation of the Fund’s independent auditor (the “Auditor”) and to act as liaison between the Auditor and the full Board.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board and the Audit Committee, as representatives of the members of the Fund.
4.
The Auditor shall report directly to the Audit Committee.

5.
To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)
Selection of Auditor.

(i)
The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including whether the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(ii)
The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below.

The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
(iii)
The Audit Committee shall ensure that the Auditor prepares and delivers to the Audit Committee reports, on at least an annual basis: describing (i) the Auditor’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the Auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the Auditor and the Fund (in response to which the Audit Committee shall (a) actively engage in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor and (b) recommend that the Board take appropriate action to satisfy themselves of the Auditor’s independence).

(b)
Meetings with Auditors.

The Audit Committee shall meet with the Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits or other special services; (ii) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used; (iii) to review the form and substance of the Fund’s financial statements and discuss any matters of concern relating to the Fund’s financial statements, including (a) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iv) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences; (v) to provide the Auditor the opportunity to report all non-audit services provided to any entity in the “investment company complex”1 that were not pre-approved by the Audit Committee; (vi) in accordance with Statement of Auditing Standards No. 61, as amended, to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers; (vii) to review the form of written opinion the Auditor proposes to render to the Board and shareholders of the Fund; (viii) to review with the Auditor its opinions as to the fairness of the Fund’s financial statements; (ix) to attempt to identify (a) conflicts of interest between management and the Auditor as a result of employment relationships; (b) violations of audit partner rotation requirements and (c) prohibited independent auditor compensation arrangements whereby the Auditor is compensated based on selling non-audit services to the Fund; (x) review the quality and adequacy of the internal accounting staff (which, for purposes of this paragraph, includes the appropriate officers and employees of the Fund, the Investment Adviser, the Fund Administrator, and other key service providers (other than the Auditor)); (xi) consider the Auditor’s comments with respect to the appropriateness and adequacy of the Fund’s financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Fund’s operations) and review management’s responses thereto; and (xii) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
(c)
Change in Accounting Principles.

The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

1
“Investment Company Complex” means the Fund, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Fund or Adviser.

(d)
Pre-Approval Requirements.

(i)
Pre-Approval Requirements.   Before the Auditor is engaged by the Fund to render audit or non-audit services, either:

a.
The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

b.
The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended, to management (which, for purposes of this paragraph, includes the appropriate officers of the Fund, the Adviser, the Fund Administrator, and other key service providers (other than the Auditor)). The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

(ii)
De Minimis Exceptions to Pre-Approval Requirements.   Pre-Approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than five percent (5%) of the total amount of revenues paid by the Fund to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non- audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(iii)
Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons.   The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the Auditor’s engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Fund.

Application of De Minimis Exception:   The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section 5(d)(iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by the Fund and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).
(e)
Prohibited Activities of the Auditor.   An Auditor who is performing the audit for the Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:

(1)
bookkeeping or other services related to the accounting records or financial statements of the Fund;

(2)
financial information systems design and implementation;

(3)
appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)
actuarial services;

(5)
internal audit outsourcing services;

(6)
management functions or human resources;

(7)
broker or dealer, investment adviser, or investment banking services;

(8)
legal services and expert services unrelated to the audit; and

(9)
any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.
(f)
Investigate improprieties or suspected improprieties in Fund operations.

(g)
Consider the effect on the Fund of: (i) any changes in service providers, such as accountants or administrators for the Fund, that could impact the Fund’s internal controls or (ii) any changes in schedules (such as fiscal or tax yearend changes) or structures or transactions that require special accounting activities or resources.

(h)
Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

6.
The Audit Committee shall have the opportunity to meet with the Treasurer of the Fund and with personnel of the Adviser.

7.
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

8.
The Audit Committee shall review this Audit Committee Charter on an annual basis and recommend any changes to the full Board.

Dated: July 9, 2013
Revised: August 17, 2021

APPENDIX B
THE PRIVATE SHARES FUND
NOMINATION AND GOVERNANCE COMMITTEE CHARTER
of the
Board of Trustees
(the “Charter”)
I.
Purpose

The Nomination and Governance Committee (the “Committee”) shall be appointed by the Board of Trustees (the “Board of Trustees”, and each member thereof, a “Trustee”) of The Private Shares Fund (the “Fund”) to:
1.
Identify individuals qualified to become Trustees and recommend to the Board of Trustees the candidates for all positions to be filled by the Board of Trustees or by the shareholders of the Fund (the “Shareholders”);

2.
Recommend to the Board of Trustees candidates for membership on committees thereof;

3.
Develop and recommend to the Board of Trustees guidelines for effective corporate governance; and

4.
Lead the Board of Trustees in its annual review of the Board’s performance.

II.
Membership

The Committee’s membership is determined by the Board of Trustees and shall consist of at least a majority of Trustees, none of whom is an “interested person” of the Fund as such term is defined in the Investment Company Act of 1940, as amended (each, a “Disinterested Trustee”). The Board shall appoint the Chair of the Committee. The Chair will preside at all sessions of the Committee at which he or she is present and will set the agendas for Committee meetings.
III.
Meetings and Reports

The Committee shall meet as frequently as circumstances dictate. The Chair of the Committee, or any two members of the Committee, may call meetings of the Committee. All meetings of the Committee may be held telephonically or by video conference. All members of the Board of Trustees are free to suggest items for inclusion in the agenda for the Committee’s meetings. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.
The Committee shall report regularly to the entire Board of Trustees (i) following meetings of the Committee, (ii) with respect to such other matters that are within the Committee’s responsibilities and (iii) with respect to such recommendations as the Committee may deem appropriate. The report to the entire Board of Trustees may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make such report. The Committee shall maintain minutes or other records of meetings and activities of the Committee.
IV.
Authority

The Committee shall perform the following functions related to the purposes of the Committee outlined in Section I of this Charter. The Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Trustees from time to time related to the purposes of the Committee outlined in Section I of this Charter.

A.
Board Selection, Composition and Evaluation

1.
Establish criteria for the selection of new Trustees to serve on the Board of Trustees.

2.
Identify individuals believed to be qualified as candidates to serve on the Board of Trustees, conduct all necessary and appropriate inquiries into the backgrounds and qualifications of such candidates and recommend that the Board of Trustees select the candidates for vacancies to be filled by the Board of Trustees or by the Members from such identified individuals. Notwithstanding the foregoing, with respect to any vacancy on the Board left by the resignation, removal, death or disability of a Trustee who is an “interested person” of the Fund (an “Interested Trustee”), so long as Liberty Street Advisors, Inc. or an affiliate thereof (“Adviser”) serves as investment adviser to the Fund, the Committee will nominate the individual designated by the Adviser to fill the Interested Trustee vacancy, and will recommend the election of such individual (a) to the Board, and, (b) if a shareholder vote is required by the 1940 Act, to the shareholders.

3.
Review and make recommendations to the Board of Trustees as to whether members of the Board of Trustees should stand for re-election. As part of such review, the Committee will review each non-employee Trustee against the independence standards on an annual basis and recommend to the Board of Trustees whether to make an independence determination with respect to each such Trustee.

4.
Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Trustees in order to ensure the Board has the requisite expertise.

B.
Committee Selection, Composition and Evaluation

1.
Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board of Trustees, the qualifications and criteria for membership on each committee of the Board of Trustees, and, as circumstances dictate or the Committee otherwise deems appropriate, make any recommendations regarding periodic rotation of Trustees among the committees.

2.
Recommend members of the Board of Trustees to serve on the committees of the Board of Trustees, giving consideration to the criteria for service on each committee as set forth in the charter for each such committee, and, where appropriate, make recommendations regarding the removal of any member of any committee.

3.
Recommend members of the Board of Trustees to serve as the Chair of the committees of the Board of Trustees.

4.
Evaluate whether the necessary and appropriate committees exist to support the work of the Board of Trustees and make recommendations to the Board of Trustees for the creation of additional committees or the elimination of Board of Trustees committees as appropriate.

5.
Periodically review the charter of each committee of the Board of Trustees and propose modifications to the applicable committee for consideration as appropriate.

C.
Corporate Governance

1.
Oversee compliance with the Fund’s Compliance Policies and Procedures, monitor developments in governance, review the Compliance Policies and Procedures periodically and propose modifications to the Compliance Policies and Procedures to the Board of Trustees for consideration as appropriate.

2.
The Fund has adopted a Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers (the “Code”). The Committee will periodically review the Code and propose modifications to the Code to the Board of Trustees for consideration as appropriate.

D.
Retention of Outside Advisers

1.
The Committee has the authority to retain counsel, consultants or other outside advisers with respect to any issue without consulting or obtaining the approval of any officer of the Fund in advance.

2.
The Committee shall have sole authority to retain and terminate any search firm to be used to assist in identifying Board of Trustees candidates, including the sole authority to approve the search firm’s fee and other retention terms.

E.
Annual Evaluations

1.
Lead the Board of Trustees in an annual self-evaluation process to determine whether the Board of Trustees and its committees are functioning effectively. Receive comments from the Trustees and summarize and report annually to the Board of Trustees an assessment of the Board of Trustee’s performance. The assessment should focus on the Board of Trustee’s contribution to the Fund and emphasize those areas in which the Board of Trustees believes a better contribution could be made. The Committee will establish the criteria to be used in such evaluations.

2.
Assess, on an annual basis, the skills and characteristics of the Board of Trustees and the composition of the Board as a whole. This assessment should include an analysis of the Board of Trustee’s core competencies, including understanding of the financial industry, financial expertise, integrity, wisdom, judgment, commitment to excellence, business experience and acumen, skills, diverse perspectives and availability. As a result of this assessment, the Committee will determine whether the effectiveness of the Board of Trustees could be enhanced by a change in its membership and the addition of new Trustees with other skills and experience.

3.
Review each Disinterested Trustee against the independence standards on an annual basis and recommend to the Board of Trustees whether to make an independence determination with respect to each such Disinterested Trustee.

4.
Review the independence of counsel to the Disinterested Trustees.

5.
Perform an annual review and evaluation of the Committee’s performance, including a review of the Committee’s compliance with this Charter. The Committee shall conduct such evaluation and review in such manner as it deems appropriate and report the results of the evaluation to the entire Board of Trustees.

Revised: December 8, 2022

EXHIBIT A
BOARD MEMBER AND NOMINEE INFORMATION
The Fund’s Nominating and Governance Committee and Board select nominees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a Board that is diverse in viewpoint, experience, education and skills. Certain of the nominees currently serve on the Board of the Fund.
The Fund seeks nominees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Fund’s Board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.
The nominees are individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. As noted in the table below, the nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee’s financial and business experience give him or her the qualifications and skills to serve as a Trustee.
Notwithstanding the accomplishments listed below, none of the nominees is considered an “expert” within the meaning of the federal securities laws with respect to information in this proxy statement.
Name, Address(1), and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Director
Independent Trustee Nominees
Robert Boulware Age: 67 years	Independent Trustee	Since inception	Professional board director and trustee. Managing Director, Pilgrim Funds, LLC (private equity firm); Mid-Con Energy Partners, LP (oil/natural gas company) (June 2020 – January 2021)	1	Brighthouse Financial

Name, Address(1), and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Director
Daniel A. Doyle Age: 65 years	Trustee Nominee	N/A	Senior Vice President & Chief Financial Officer, Puget Sound Energy (public utility) (2011 – 2021); Independent Trustee, Chair of the Audit Committee, MetLife Investor Series Trust (2007 – 2013) (mutual funds)	1	None
Herb W. Morgan Age: 56 years	Trustee Nominee	N/A	Founder, Chief Executive and Investment Officer, Efficient Market Advisors/Cantor Managed ETF Portfolios (2004-present) (investment advisor)	1	Wildcat Brothers, LLC (spirits)
Mark Radcliffe Age: 71 years	Independent Trustee	Since inception	Partner, DLA Piper (2005 – 2022); Senior Counsel DLA Piper (2023-present) (law firm)	1	None
Interested Trustee Nominee
Timothy Reick(4) Age: 49 years	Trustee Nominee	N/A	CEO, Liberty Street Advisors, Inc.	1	None

(1)
All addresses c/o The Private Shares Fund, 88 Pine Street, Suite 3101, New York, NY 10005.

(2)
Each Trustee will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3)
The number of portfolios within the fund complex overseen by a board member includes portfolios that a nominee would oversee if elected.

(4)
An interested trustee refers to a trustee who is an “interested person” of the Fund within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser or affiliated entities. If elected, Mr. Reick would be an Interested Trustee of the Fund because he is the Chief Executive Officer of the Investment Adviser.

Additional information about each nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each nominee possesses which the Board believes has prepared them to be effective Trustees.
Robert J. Boulware has served as a member and Chairman of the Board of Trustees since the Fund’s inception. In addition to his services for the Fund, Mr. Boulware has been an executive in the financial services industry for over 40 years. Since March 2008, Mr. Boulware has served as a trustee for Brighthouse Funds, a $110 billion fund complex. He has also served as a trustee of Vertical Capital Income Fund, a startup closed-end interval fund, since 2012. Mr. Boulware serves as Managing Director of Pilgrim Funds, LLC, a private equity fund. Mr. Boulware previously served a director of Gainsco Inc., a publicly traded auto insurance company, until December 2020 and as a director and chair of Mid-Con Energy Partners, LP, a publicly-traded energy company until January 2021. From 1992 to 2006, Mr. Boulware was the President and Chief Executive Officer of ING Funds Distributor, LLC. Mr. Boulware holds a BSBA from Northern Arizona University, College of Business Administration.
Daniel A. Doyle has broad executive and governance experience in a wide variety of industries and commercial settings. He was Senior Vice President and Chief Financial Officer of Puget Sound Energy for ten years until retirement in 2021. In addition to his financial, budgeting and planning duties and oversight of internal controls, Mr. Doyle served as the primary management liaison to the audit and business planning committees of the board of directors of Puget Sound Energy. Mr. Doyle also served an independent trustee from 2007 – 2013 on the board of trustees, as well as serving as audit committee chair, of the MetLife Investor Series Trust, an investment company with over $150 billion in net assets and approximately 90 funds. Mr. Doyle is a certified public accountant, and earned an undergraduate degree in accounting from Michigan State University and an MBA from Rensselaer Polytechnic Institute.
Herb W. Morgan has more than three decades of experience in a variety of marketing, distribution and investment officer roles in the investment management industry, including service on numerous private as well as governmental boards. He was the Founder, Chief Executive Officer and Chief Investment Officer of Efficient Market Advisors, now Cantor Managed ETF Portfolios, a business of Cantor Fitzgerald Investment Advisors. After founding and managing the enterprise, Mr. Morgan sold the company to Cantor Fitzgerald Investment Advisors, LP in 2017. In addition to his role as Chief Investment Officer, Mr. Morgan has managed distribution and intermediary relationship teams at major investment complexes. He has also served on the board and as President of a major governmental retirement system. Mr. Morgan earned his undergraduate degree in Economics with Honors from the University of California, Santa Cruz.
Mark Radcliffe has served as a member of the Board of Trustees since the Fund’s inception. Mr. Radcliffe also serves as Chair of the Valuation Committee. Mr. Radcliffe has been a partner of DLA Piper USA, LLP (or its predecessor law firms) since 1989, where he represents startup technology corporations in their intellectual property and finance matters. He also represents Fortune 100 companies in complex intellectual property transactions. His experience covers a wide variety of industries from internet to software to cloud to semiconductors. In 2011, Mr. Radcliffe was appointed by the Department of State to be one of ten private members of the U.S.-Japan Innovation and Entrepreneurship Council. From 2010 to 2012, Mr. Radcliffe served as a director at Innovaro, Inc. (NYSE MKT: INV), a company focused on management software and consulting. Mr. Radcliffe earned a B.S. in Chemistry magna cum laude from University of Michigan and a J.D. from Harvard Law School.
Timothy Reick is the CEO and a founding member of the HRC Group of companies. Mr. Reick has experience working with institutional consultants, platform sponsors and financial advisors. Since 2001, he has helped raise over $24 billion in mutual fund and separate account assets for third-party investment managers and HRC Group affiliates. In 2007, he co-founded Liberty Street Advisors, Inc., a registered investment adviser that serves as the investment adviser to the Liberty Street family of funds. In 2013, Mr. Reick led the first marketing effort by HRC Fund Associates for a closed-end fund with the Center Coast MLP & Infrastructure Fund, which raised over $300 million in the initial offering. Prior to co-founding HRC Group, Mr. Reick worked for Institutional Research Services, Inc. Mr. Reick earned a bachelor’s degree in international finance and marketing from the University of Miami in 1996.
The Board believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard, as reflected in the experience of each Trustee described in the biographies above. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

EXHIBIT B
BOARD MEMBER COMPENSATION AND FUND OWNERSHIP
The following table summarizes the compensation paid to each nominee, including the Audit Committee, Nominating and Governance Committee and Valuation Committee meeting fees, for the year ended December 31, 2022.
Name of Nominee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Nominee
Independent Trustee Nominees
Robert Boulware	$73,595	N/A	N/A	$73,595
Daniel A. Doyle(1)	$0	N/A	N/A	$0
Herb W. Morgan(1)	$0	N/A	N/A	$0
Mark Radcliffe	$73,595	N/A	N/A	$73,595
Interested Trustee Nominee(2)
Timothy Reick(1)	$0	N/A	N/A	$0

(1)
Nominee who is not currently a trustee of the Fund.

(2)
No compensation is paid by the Fund to any Trustee who is affiliated with the Investment Adviser.

Ownership of Securities
The dollar range of equity securities owned by each nominee as of August 7, 2023 is set forth below.
Name of Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustee Nominees
Robert Boulware	$50,001 – $100,000	$50,001 – $100,000
Daniel A. Doyle(2)	None	None
Herb W. Morgan(2)	None	None
Mark Radcliffe	None	None
Interested Trustee Nominee(3)
Timothy Reick(2)	None	None

(1)
Based on the closing price of Class A Shares on August 7, 2023 of $39.97.

(2)
Nominee who is not currently a trustee of the Fund.

(3)
No compensation is paid by the Fund to any Trustee who is affiliated with the Investment Adviser.

Independent Trustee Nominee Ownership of Securities
As of August 7, 2023, none of the independent trustee nominees (or their immediate family members) owned securities of the Investment Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser or the Fund’s principal underwriter.

EXHIBIT C
EXECUTIVE OFFICERS
Following are the executive officers of the Fund. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.
Name, Address(1), and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Kevin Moss Age: 54 years	President and Principal Executive Officer	April 11, 2019	Managing Director of Liberty Street Advisors, Inc. since December 2020; and Managing Member of Pearl Lane Advisors, LLC since August 2021. Prior thereto, President and Chief Operating Officer of SP Investments Management LLC through December 2020.
John “Jack” Sweeney Age: 38 years	Treasurer and Principal Financial Officer	Since April 29, 2019	Vice President of Liberty Street Advisors, since December 2020; Vice President of Pearl Lane Advisors, LLC since August 2021; Chief Financial Officer at SP Investments Management LLC, March 2019 through December 2020; Finance Manager at Venrock, August 2016 to March 2019 and Senior Associate at Ernst &Young LLP, prior thereto.
Peter R. Guarino Age: 65 years	Chief Compliance Officer	Since May 7, 2019	President and Chief Compliance Officer, Compliance4, LLC March 2018 to the present.

(1)
All addresses c/o The Private Shares Fund, 88 Pine Street, Suite 3101, New York, NY 10005.

EXHIBIT D
TOTAL SHARES OUTSTANDING
Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Common Shares of Beneficial Interest	Unlimited	0	4,151,780
Class L Common Shares of Beneficial Interest	Unlimited	0	19,590,515
Class I Common Shares of Beneficial Interest	Unlimited	0	97,049

EXHIBIT E
PRINCIPAL SHAREHOLDERS
As of August 7, 2023, the following persons owned of record or beneficially more than 5% of any class of shares of the Fund.
Name and Address	Class	Percentage of Class
Charles Schwab & Co. ................................................................................ 211 Main Street San Francisco, CA 94105	Class A	41.88%
National Financial Services LLC ................................................................ 499 Washington Blvd Jersey City, NJ 07310-1995	Class A	13.55%
TD Ameritrade Clearing, Inc. ..................................................................... PO Box 2226 Omaha, NE 68103-2226	Class A	12.76%
Pershing LLC ............................................................................................. 1 Pershing Plz Jersey City, NJ 07399-0002	Class A	11.23%
National Financial Services LLC ................................................................ 499 Washington Blvd Jersey City, NJ 07310-1995	Class I	36.33%
Charles Schwab & Co. ................................................................................ 211 Main Street San Francisco, CA 94105	Class I	27.83%
TD Ameritrade Clearing, Inc. ..................................................................... PO Box 2226 Omaha, NE 68103-2226	Class I	22.27%
Pershing, LLC ............................................................................................ 1 Pershing Plz Jersey City, NJ 07399-0002	Class I	7.60%
National Financial Services LLC ................................................................ 499 Washington Blvd Jersey City, NJ 07310-1995	Class L	50.44%
Pershing LLC ............................................................................................. 1 Pershing Plz Jersey City, NJ 07399-0002	Class L	25.10%
Arkadios Capital ......................................................................................... 309 East Paces Ferry Rd., Suite 1000 Atlanta, GA 30305	Class L	14.11%
Matrix Trust Company ............................................................................... PO Box 451249 Cleveland, OH 44145	Class L	5.13%

EXHIBIT F
INDEPENDENT AUDITOR FEES
Audit Fees
Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.
The aggregate fees billed by KPMG to the Fund for professional services for the audit of the annual financial statements for the Fund’s last two fiscal years are reflected in the table below.
Audit-Related Fees
Audit-related fees are for any services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
The aggregate audit-related fees billed by KPMG to the Fund for the Fund’s last two fiscal years are reflected in the table below.
The aggregate audit-related fees billed by KPMG to LSA and any entity controlling, controlled by, or under common control with LSA, that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting for the Fund’s last two fiscal years are reflected in the table below.
Tax Fees
Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Fund’s tax returns.
The aggregate fees billed by KPMG to the Fund for services rendered to the Funds for tax compliance, tax advice and tax planning for the Fund’s last two fiscal years are reflected in the table below.
All Other Fees
The aggregate fees billed by KPMG to the Fund for products and services provided to the Fund, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the Fund’s last two fiscal years are reflected in the table below.
The aggregate fees billed by KPMG to LSA and any entity controlling, controlled by, or under common control with LSA, that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the Fund’s last two fiscal years are reflected in the table below.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed by KPMG to the Fund for the Fund’s last two fiscal years are reflected in the table below.
The aggregate non-audit fees billed by KPMG to LSA and any entity controlling, controlled by, or under common control with LSA, that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, for non-audit services for the Fund’s last two fiscal years are reflected in the table below. These include any non-audit services required to be pre-approved but excludes non-audit services that did not require pre-approval since they did not directly relate to the Fund’s operations or financial reporting.

The following table sets forth the aggregate fees billed by KPMG for professional services rendered to the Fund during the two most recent fiscal years.
	Fees billed to the Fund	Fees billed to LSA and any entity controlling, controlled by, or under common control with LSA
Audit Fees	Fiscal Year Ended 12/31/22: $450,000	Fiscal Year Ended 12/31/22: $0
	Fiscal Year Ended 12/31/21: $340,000	Fiscal Year Ended 12/31/21: $0
Audit-Related Fees	Fiscal Year Ended 12/31/22: $0	Fiscal Year Ended 12/31/22: $0
	Fiscal Year Ended 12/31/21: $0	Fiscal Year Ended 12/31/21: $0
Tax Fees	Fiscal Year Ended 12/31/22: $24,500	Fiscal Year Ended 12/31/22: $0
	Fiscal Year Ended 12/31/21: $15,100	Fiscal Year Ended 12/31/21: $0
All Other Fees	Fiscal Year Ended 12/31/22: $0	Fiscal Year Ended 12/31/22: $0
	Fiscal Year Ended 12/31/21: $0	Fiscal Year Ended 12/31/21: $0
Aggregate Non-Audit Fees	Fiscal Year Ended 12/31/22: $24,500	Fiscal Year Ended 12/31/22: $0
	Fiscal Year Ended 12/31/21: $15,100	Fiscal Year Ended 12/31/21: $0

VOTER PROFILE:Voter ID:Security ID:Shares to Vote:Household ID:VOTE REGISTERED TO:YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!CONTROL NUMBER: PROXY CARDSIGN, DATE AND VOTE ON THE REVERSEVote on the internetGo to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.vote.proxyonline.comVote by phoneCall (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.Toll Free (800) 628-8536Vote by mailMail your signed and voted proxy back in the postage paid envelope provided.Postage-Paid Envelope The Private Shares FundProxy for A Special Meeting of Shareholders to be held on September 12, 2023The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints Kevin Moss and John Sweeney, as attorneys-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of The Private Shares Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 12, 2023 at 10:00 a.m. Eastern time (the “Meeting”), at the office of Liberty Street Advisors, Inc., 88 Pine Street, Suite 3101 New York, NY 10005, at 10:00 a.m., or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 12, 2023. The proxy material for the Meeting is available at: https://vote.proxyonline.com/pvtshares/docs/2023meeting.pdfQuestions? If you have any questions about how to vote your proxy or about the Meeting, please call toll free (800) 628-8536. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Private Shares FundNote: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title. PROXY CARD_______________________________________________________________SIGNATURE (AND TITLE IF APPLICABLE)DATE_______________________________________________________________SIGNATURE (IF HELD JOINTLY)DATE YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special
Meeting.The Board of Trustees of the Fund (the “Board”), including the Independent Directors, recommends that you vote FOR approval of the nominees. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●PROPOSAL:1.To elect five members to each serve as a Trustee and hold office for the term indicated and until his or her successor shall have been duly elected and qualified: 1)Robert Boulware4) Herb W. Morgan2)Mark Radcliffe5) Timothy Reick3)Daniel A. Doyle*To withhold authority to vote for one or more specific nominees, check “FOR ALL EXCEPT” and write the name(s) or number(s) of the excluded nominee(s) below:____________________________________________________________2.The transaction of such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof FORWITHHOLDFORALLALLALLEXCEPTooo Mail ID: CUSIP: